UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):

                                October 23, 2003



                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                        000-29089               06-1562417

(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation of organization)                             Identification No.)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (Address of principal executive offices and zip code)

                                 (212) 994-8200
              (Registrant's telephone number, including area code)





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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:

99.1      Press Release dated October 23, 2003

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

          On October 23, 2003, Antigenics Inc. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as
          Exhibit 99.1 to this current report on Form 8-K.

          The information in this report on Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, and is presented under Item 9, Regulation FD Disclosure, in accordance with the procedural guidance in SEC Release No. 33-8216. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

Date: October 23, 2003                                      By:/s/ Garo H. Armen
                                                               -----------------

                                                               /s/ Garo H. Armen
                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

Exhibits:

99.1              Press Release dated October 23, 2003






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